                                                                    EXHIBIT 10.1


                         THIRTEENTH AMENDMENT AGREEMENT


         This Thirteenth Amendment Agreement is effective as of the 11th day of September, 2002, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Ballastronix Incorporated), a corporation organized under the laws of the Province of Nova Scotia ("Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower", and together with U.S. Borrower and Canadian Borrowers, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on Schedule 1 (as amended herein) to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as amended ("Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to amend the Credit Agreement to provide for a $4,000,000 EXIM Bank guaranteed revolving credit subfacility under an Export Credit Agreement entered into by U.S. Borrower concurrently with the execution hereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

1. Article I of the Credit Agreement is hereby amended to delete the definitions of "Debt", "Loan Documents", "Note", "Revolving Credit Exposure", and "Total Unused Credit Availability" and insert in lieu thereof the following:

         "'Debt' shall mean, collectively, (a) all Indebtedness incurred by Borrowers to Agent or the Banks pursuant to this Agreement and the Export Credit Agreement and includes the principal of and interest on all Notes; (b) each extension, renewal or refinancing thereof in whole or in part; (c) the facility fees, other fees and any prepayment fees payable hereunder; and (d) all Indebtedness consisting of Related Expenses."

         "'Loan Documents' shall mean this Agreement, the Agent Fee Letter, each of the Notes, each of the Guaranties of Payment, each Security Document, the Export Credit Agreement, all documentation relating to each Letter of Credit and any other documents relating to any of the foregoing, as any of the foregoing may from time to time be amended, restated, or otherwise modified or replaced."

         "'Note' shall mean any Revolving Credit Note, any Canadian Revolving Credit Note, any UK Revolving Credit Note, any Export Note and any Term Note, or any other note delivered pursuant to this Agreement."

         "'Revolving Credit Exposure' shall mean, at any time, the sum of (a) the U.S. Revolving Exposure, (b) the UK Exposure, (c) the Canadian Exposure, (d) the Export Exposure and (e) the U.S. Letter of Credit Exposure."

         "'Total Unused Credit Availability' shall mean, at any time, the difference between (a) the sum of (i) the U.S. Borrowing Base (excluding any amounts included in the Export Borrowing Base), (ii) the U.K. Borrowing Base,
(iii) the Canadian Borrowing Base, and (iv) the Export Borrowing Base, minus (b) the sum of (i) the Revolving Credit Exposure and (ii) such reserves against availability that are provided for under this Agreement and the Export Credit Agreement and determined in accordance with this Agreement and the Export Credit Agreement, as the case may be.

         2. The definition of "Revolving Credit Commitment" contained in Article I of the Credit Agreement is hereby amended to add at the end thereof the following: "and (e) each Bank to participate in the making of Export Loans pursuant to the Export Revolving Credit Commitment up to an aggregate amount set forth opposite such Bank's name under the applicable column headed "Export Revolving Credit Commitment Amount" as set forth on Schedule 1 hereto."

         3. Article I of the Credit Agreement is hereby amended to add thereto the following definitions:

         "Export Borrowing Base" shall mean EXIM Borrowing Base as defined in the Export Credit Agreement.

         "Export Credit Agreement" means the Export Credit Agreement entered into among U.S. Borrower, Agent and the Banks dated September 11, 2002.

         "Export Loan Exposure" shall mean, at any time, the aggregate principal amount of all Export Loans outstanding.

         "Export Loans" shall mean loans made by Banks to U.S. Borrower pursuant to Section 2.1A of the Export Credit Agreement and may be U.S. Base Rate Loans or Eurodollar Loans.

         "Export Note" shall mean any EXIM Note as defined in, and executed and delivered pursuant to Section 2.1A of, the Export Credit Agreement.

         "Export Revolving Credit Commitment" shall mean the obligation under the Export Credit Agreement of the Banks to make Export Loans up to an aggregate principal amount outstanding at any time equal to the lesser of (a) Four Million Dollars ($4,000,000) or (b) the Export Borrowing Base (or such lesser amount as shall be determined pursuant to Section 2.8 of the Export Credit Agreement.

         4. Section 2.1A(2)(a) of the Credit Agreement is hereby amended to add in the first paragraph thereof after "(D) the U.S. Letter of Credit Exposure" the following: "and (E) the Export Loan Exposure."

         5. Section 2.1A(2)(b) of the Credit Agreement is hereby amended to add in the first paragraph thereof after "(D) the U.S. Letter of Credit Exposure" the following: "and (E) the Export Loan Exposure."

         6. Section 2.1A(3)(a) of the Credit Agreement is hereby amended to add in the first paragraph thereof after "(iv) the U.S. Letter of Credit Exposure" the following: "and (v) the Export Loan Exposure."

         7. Section 2.1A(3)(b) of the Credit Agreement is hereby amended to add in the first paragraph thereof after "(D) the U.S. Letter of Credit Exposure" the following: "and (E) the Export Loan Exposure."

         8. Section 2.1A of the Credit Agreement is hereby amended to add thereto a new subsection (5), which shall read as follows:

         "5.  Export Revolving Loans.

                  Subject to the terms and conditions of this Agreement and the Export Credit Agreement, the Banks shall make Export Loans to U.S. Borrower as provided in the Export Credit Agreement."

         9. Section 2.6(a)(i) of the Credit Agreement is hereby amended to add in the third line thereof after "Revolving Credit Notes" the following: ", the Export Notes".

         10. Section 2.10 of the Credit Agreement is hereby amended to add as a new subsection (dd) thereof (to be inserted after existing subsection (d) and before existing subsection (e), which new subsection (dd) shall read in its entirety as follows:

         "(dd) If the Export Loan Exposure at any time exceeds the Export Revolving Credit Commitment, U.S. Borrower shall, as promptly as practicable, but in no event later than the next Business Day, prepay an aggregate principal amount of Export Loans sufficient to bring the Export Loan Exposure within the Export Revolving Credit Commitment."

         11. Section 7.5 of the Credit Agreement is hereby amended to add at the beginning of the first sentence thereof the words "If there shall be an "Event of Default" under the Export Credit Agreement (as "Event of Default" is defined herein) or".

         12. The first sentence of Section 10.15 of the Credit Agreement is hereby amended to read in its entirety as follows: "For the avoidance of doubt, the parties hereto agree that (i) collateral securing the Debt of the U.S. Borrower, whether under this Agreement or the Export Credit Agreement, shall not constitute security for any other obligation hereunder, including without limitation any Canadian Loan, Canadian Letter of Credit, UK Loan or UK letter of Credit; (ii) collateral securing Debt of Canadian Borrowers under the Canadian Loans shall not constitute security for any other obligation hereunder other than the UK Loans and UK Letters of Credit and specifically shall not constitute security for the Debt of U.S. Borrower; (iii) collateral security Debt of the UK Borrowers under the UK Loans and the UK Letters of Credit shall not constitute security for any other obligation hereunder other than the Canadian Loans and the Canadian Letters of Credit and specifically shall not constitute security for the Debt of U.S. Borrower; and (iv) collateral securing the guarantee obligations of any Guarantor hereunder under its Guaranty of Payment shall constitute security only for such Guaranty of Payment of such Guarantor and no other obligation."

         13. Schedule I of the Credit Agreement is hereby deleted in its entirety and EXHIBIT X hereto inserted in lieu thereof.

         14. Section 10.12 of the Credit Agreement is hereby deleted and the following inserted in lieu thereof:

         "SECTION 10.12. ENTIRE AGREEMENT; CONFLICT. This Agreement, any Note, the Export Credit Agreement, and any other Loan Document referenced in this Agreement or the Export Credit Agreement or other agreement, document or instrument attached hereto or to the Export Credit Agreement or executed on or as of the Closing Date or in connection with the Agreement or the Export Credit Agreement integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof. In the event of a conflict between this Agreement, on one hand, and the Export Credit Agreement, on the other, the provisions more restrictive upon the U.S. Borrower shall control. In the event of a conflict between this Agreement, on one hand, and the Master Guaranty Agreement or Borrower Agreement (each as defined in the Export Credit Agreement), on the other hand, the terms of the Master Guaranty Agreement and the Borrower Agreement shall control."

         15. Concurrently with the execution of this Thirteenth Amendment Agreement, Borrowers shall:

             (a) cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Thirteenth Amendment Agreement;

             (b) cause U.S. Borrower to execute and deliver to the Banks the Export Credit Agreement and the Borrower Agreement (as defined in the Export Credit Agreement) and to execute and deliver such other documents and take such other actions as required pursuant to the Export Credit Agreement;

             (c) deliver such other documents as may reasonably required by Agent in connection with this Thirteenth Amendment Agreement; and

             (d) pay all legal fees and expenses of Agent and Lenders in connection with this Thirteenth Amendment Agreement.

         16. Borrowers hereby represent and warrant to Agent and the Banks that
(a) each Borrower has the legal power and authority to execute and deliver this Thirteenth Amendment Agreement; (b) the officers executing this Thirteenth Amendment Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Thirteenth Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Thirteenth Amendment Agreement constitutes the valid and binding obligations of each Borrower in every respect, enforceable in accordance with its terms.

         17. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Thirteenth Amendment Agreement is a Related Writing as defined in the Credit Agreement.

         18. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         19. This Thirteenth Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         20. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of Page Intentionally Left Blank]

    21. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

         Agreed to and accepted this 11th day of September, 2002.


ADVANCED LIGHTING TECHNOLOGIES,            NATIONAL CITY COMMERCIAL
INC.                                       FINANCE, INC.


By: /s/  Steven C. Potts                   By: /s/  Dennis Hatvany
   -----------------------------------        ----------------------------------
Title:   Chief Financial Officer           Title:   Vice President
       -------------------------------           -------------------------------


VENTURE LIGHTING POWER SYSTEMS,            VENTURE LIGHTING EUROPE LTD.
NORTH AMERICA INC. (f.k.a. Ballastronix
Incorporated)

                                           By:  /s/  E. Young
                                               ---------------------------------
By: /s/  R. Douglas Oulton                 Title:    Director
   -----------------------------------           -------------------------------
Title:   VP Finance and Admin



PARRY POWER SYSTEMS LIMITED                SOVEREIGN BANK

By: /s/  E. Young                          By:  /s/  James A. Bleakly, Jr.
   -----------------------------------        ----------------------------------
Title:   Director                          Title:     Vice President
       -------------------------------           -------------------------------


PNC BANK, NATIONAL ASSOCIATION,
  as Agent and as a Bank


By: /s/  Douglas A. Hoffman
   -----------------------------------
Title:     Vice President
      --------------------------------

                                    EXHIBIT X

                                   SCHEDULE I

-------------------- ---------- -------------- -------------- --------------- ----------------- ----------------- -----------------
                                                  Canadian                         Export
                                   Revolving     Revolving      UK Revolving      Revolving
                                    Credit         Credit          Credit          Credit           Term Loan
      Financial      Commitment   Commitment     Commitment      Commitment      Commitment         Commitment
     Institution     Percentage     Amount         Amount          Amount          Amount             Amount       Maximum Amount
-------------------- ---------- -------------- -------------- --------------- ----------------- ----------------- -----------------

PNC Bank, National     50%       $7,500,000.00 $2,000,000.00  $3,000,000.00     $2,000,000        $6,500,000.00    $19,000,000.00
Association
-------------------- ---------- -------------- -------------- --------------- ----------------- ----------------- -----------------

National City          25%       $3,750,000.00 $1,000,000.00  $1,500,000.00     $1,000,000        $3,250,000.00     $9,500,000.00
Commercial Finance,
Inc.
-------------------- ---------- -------------- -------------- --------------- ----------------- ----------------- -----------------

Sovereign Bank         25%       $3,750,000.00 $1,000,000.00  $1,500,000.00     $1,000,000        $3,250,000.00     $9,500,000.00
-------------------- ---------- -------------- -------------- --------------- ----------------- ----------------- -----------------

Total                 100%      $15,000,000.00 $4,000,000.00  $6,000,000.00     $4,000,000       $13,000,000.00    $38,000,000.00
-------------------- ---------- -------------- -------------- --------------- ----------------- ----------------- -----------------

Maximum Revolving               $25,000,000.00
Credit Commitment
Amount
-------------------- ---------- -------------- -------------- --------------- ----------------- ----------------- -----------------

Maximum Term Loan                                                                                $13,000,000.00
Commitment Amount
-------------------- ---------- -------------- -------------- --------------- ----------------- ----------------- -----------------

Total Commitment                                                                                                   $38,000,000.00
Amount
-------------------- ---------- -------------- -------------- --------------- ----------------- ----------------- -----------------

                            GUARANTOR ACKNOWLEDGMENT
                            ------------------------

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Thirteenth Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                        ADLT Realty Corp. I, Inc.
                                        ADLT Services, Inc.
                                        APL Engineered Materials, Inc.
                                        Ballastronix (Delaware), Inc.
                                        Lighting Resources International, Inc.
                                        Microsun Technologies, Inc.
                                        Venture Lighting International, Inc.


                                        By:/s/  Steven C. Potts
                                             ----------------------------------
                                        Name:     Steven C. Potts
                                             ----------------------------------
                                        Title:     Chief Financial Officer
                                               --------------------------------
                                        of each of the companies listed above

                                        Deposition Sciences, Inc.


                                        By:/s/  Steven C. Potts
                                             ----------------------------------
                                        Name:     Steven C. Potts
                                             ----------------------------------
                                        Title:     Chief Financial Officer
                                               --------------------------------
                                        signing for each of the companies listed
                                        above by Power of Attorney




                                     Page 8